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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-42624) of DRCA Medical Corporation of our report dated March 26, 1997 appearing on page 19 of this Form 10-KSB.



PRICE WATERHOUSE LLP
Houston, Texas
March 26, 1997